                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  April 16, 2001


                              AMNIS SYSTEMS INC.
                          (Formerly Graffiti-X, Inc.)
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

                                   000-29645
                                   ---------
                           (Commission File Number)

                                  33-0821967
                                  ----------
                     (IRS Employer Identification Number)

               3450 Hillview Avenue, Palo Alto, California 94304
               -------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (650) 855-0200
                                --------------
             (Registrant's telephone Number, including area code)

                                Not applicable
                                --------------
         (Former name or former address, if changed since last report)

================================================================================

Item 2. Acquisition or Disposition of Assets.

     This current report on Form 8-K/A amends our current report on Form 8-K dated April 16, 2001 and filed on May 1, 2001 to include Item 7(b) pro forma financial information as of and for the year ended December 31, 2000.

Item 7. Financial Statements and Exhibits.

(b)  Pro forma financial information.

     On April 16, 2001, we and Optivision, Inc. ("Optivision") completed our previously announced merger (the "Merger") pursuant to the Agreement and Plan of Merger dated as of September 11, 2000 and as amended as of January 11, 2001 by and among Optivision, us and one of our subsidiaries. As a result of the Merger, Optivision became our wholly-owned subsidiary.

     Our unaudited pro forma condensed financial statements relating to the business acquired are contained on pages F-1 through F-3 of this current report and are incorporated herein by reference.

     The unaudited pro forma condensed financial statements are presented to illustrate the effects of the Merger on our historical financial position and operating results. The pro forma operating results are presented on a December 31 calendar-year basis, which is consistent with our fiscal year-end and the new fiscal year-end of Optivision. The pro forma condensed balance sheet at December 31, 2000 gives effect to the Merger as if it occurred as of that date. The pro forma condensed statement of operations for the year ended December 31, 2000 gives effect to the Merger as if it occurred as of January 1, 2000.

     The pro forma condensed financial statements have been derived from, and should be read in conjunction with, our historical financial statements, including the notes thereto, and Optivision's historical financial statements, including the notes thereto. Our historical financial statements are included in our Annual Report on Form 10-KSB for the year ended December 31, 2000, which is incorporated herein by reference. Optivision's historical financial statements are included in our current report on Form 8-K dated April 16, 2001 and filed on May 1, 2001, which is incorporated herein by reference.

     The pro forma condensed financial statements are presented for informational purposes only and are not necessarily indicative of our financial position or results of operations that would have occurred had the Merger been consummated as of the date indicated. In addition, the pro forma condensed financial statements are not necessarily indicative of our future financial condition or operating results.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.


                                   AMNIS SYSTEMS INC.

Date: June 29, 2001                By: /s/ Lawrence L. Bartlett
                                      ------------------------------------------
                                      Lawrence L. Bartlett
                                      Vice President and Chief Financial Officer

                         INDEX TO FINANCIAL STATEMENTS


Unaudited Pro Forma Condensed Financial Statements of Amnis Systems Inc.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2000........  F-1
Unaudited Pro Forma Condensed Statement of Operations for the year ended
December 31, 2000..........................................................  F-2
Notes to Unaudited Pro Forma Condensed Financial Statements................  F-3

                                                             Amnis Systems, Inc.

                                                          Proforma Balance Sheet

====================================================================================================================================
December 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Optivision     Amnis      Total      Elimination   Consolidated
Assets

Current Assets:
   Cash                                                            $    214,766             $    214,766               $    214,766
   Accounts receivable, net of allowance for doubtful
   accounts of $262,725                                                 640,388                  640,388                    640,388
   Inventories                                                        1,106,649                1,106,649                  1,106,649
   Prepaid expenses and other                                            44,780                   44,780                     44,780
------------------------------------------------------------------------------------------------------------------------------------

        Total current assets                                          2,006,583                2,006,583                  2,006,583
------------------------------------------------------------------------------------------------------------------------------------

Property and Equipment
   Machinery and equipment                                            2,073,292                2,073,292                  2,073,292
   Demonstration equipment                                              459,921                  459,921                    459,921
   Furniture and fixtures                                               548,810                  548,810                    548,810
   Leasehold improvements                                               351,565                  351,565                    351,565
------------------------------------------------------------------------------------------------------------------------------------

                                                                      3,433,588                3,433,588                  3,433,588

   Less:  Accumulated depreciation and amortization                  (3,047,386)              (3,047,386)                (3,047,386)
------------------------------------------------------------------------------------------------------------------------------------

        Property and equipment, net                                     386,202                  386,202                    386,202
------------------------------------------------------------------------------------------------------------------------------------

Other Assets                                                            233,270                  233,270                    233,270
------------------------------------------------------------------------------------------------------------------------------------

                                                                   $  2,626,055             $  2,626,055               $  2,626,055
------------------------------------------------------------------------------------------------------------------------------------


Liabilities and Stockholders' (Deficit)

Current Liabilities:
   Bank overdraft                                                                                                      $          0
   Notes payable                                                   $     83,042             $     83,042                     83,042
   Financing obligations collateralized by accounts receivable        1,138,598                1,138,598                  1,138,598
   Stockholders' notes payable                                        1,572,197                1,572,197                  1,572,197
   Accounts payable - moratorium                                      1,575,673                1,575,673                  1,575,673
   Accounts payable - other                                             868,808                  868,808                    868,808
   Convertible debt
   Deferred rent                                                        199,195                  199,195                    199,195
   Capital lease obligations, current portion
   Accrued liabilities                                                1,419,765                1,419,765                  1,419,765
   Deferred revenue                                                      47,819                   47,819                     47,819
------------------------------------------------------------------------------------------------------------------------------------

        Total current liabilities                                     6,905,097                6,905,097                  6,905,097

Long-Term Liabilities:
       Capital lease obligations, net of current portion
------------------------------------------------------------------------------------------------------------------------------------

        Total liabilities                                             6,905,097                6,905,097                  6,905,097
------------------------------------------------------------------------------------------------------------------------------------

Stockholders' (Deficit):
   Convertible preferred stock, no par value, aggregate
     liquidation preference of $11,133,240:
      Authorized - 3,100,730 shares
      Outstanding - 0 shares
      As of July 31, 2000 no preferred shares outstanding
   Common stock, $0.0001 par value:
      Authorized - 100,000,000 shares
      Outstanding - 29,133,569 shares                                 9,816,377  $   2,630     9,819,007  $(9,816,094)        2,913
   Additional Paid-in capital                                                      110,423       110,423    9,816,094     9,926,517
   Accumulated deficit                                              (14,095,419)  (113,053)  (14,208,472)               (14,208,472)
------------------------------------------------------------------------------------------------------------------------------------

        Total stockholders' deficit                                  (4,279,042)         0    (4,279,042)           0    (4,279,042)
------------------------------------------------------------------------------------------------------------------------------------

        Total liabilities and stockholder's deficit                $  2,626,055  $       0  $  2,626,055  $         0  $  2,626,055
------------------------------------------------------------------------------------------------------------------------------------

                                                             Amnis Systems, Inc.

                                                Proforma Statement of Operations


================================================================================

For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                    Optivision           Amnis              Total           Elimination         Consolidated
Sales                              $  3,574,090                          $ 3,574,090                            $  3,574,090

Cost of Goods Sold                    2,377,230                            2,377,230                               2,377,230
----------------------------------------------------------------------------------------------------------------------------

            Gross margin              1,196,860                            1,196,860                               1,196,860

Operating Expenses:
      Research and development        1,772,474                            1,772,474                               1,772,474
      Sales and marketing             2,630,810                            2,630,810                               2,630,810
      General and administrative      1,897,492        $  110,923          2,008,415                               2,008,415
----------------------------------------------------------------------------------------------------------------------------

                                      6,300,776           110,923          6,411,699                               6,411,699
----------------------------------------------------------------------------------------------------------------------------

            Loss from operations     (5,103,916)         (110,923)        (5,214,839)                             (5,214,839)

Other Income (Expense):
      Interest expense, net            (273,924)                            (273,924)                               (273,924)
      Other, net                         69,107                               69,107                                  69,107
----------------------------------------------------------------------------------------------------------------------------

            Total other (expense)      (204,817)                            (204,817)                               (204,817)
----------------------------------------------------------------------------------------------------------------------------

Net Loss                           $ (5,308,733)       $ (110,923)       $(5,419,656)                           $ (5,419,656)
============================================================================================================================


Basic Loss Per Common Share             (3.0921)          (0.0042)           (0.1937)                                (0.1937)
============================================================================================================================


Dilutive Loss Per Common Share          (1.3682)          (0.0042)           (0.1798)                                (0.1798)
============================================================================================================================

A business combination between Optivision, Inc. and Amnis Systems Inc. was consummated on April 16, 2001. The combination meets the conditions for pooling of interests. Amnis Systems Inc. is the issuing corporation.


Note 1 -    Business       On April 16, 2001, the Company effected a business
            Combination:   combination with Optivision, Inc. by exchanging
                           4,467,063 shares of its common stock for all of the common stock of Optivision, Inc.. The principal business of Optivision, Inc. is the development, manufacturing, and delivery of networked streaming video solutions for high quality video creation, management and distribution. The combination has been accounted for as a pooling of interests and, accordingly, all prior financial statements have been restated to include Optivision, Inc. The results of operations of the separate companies for periods prior to the combination are summarized as follows:

                                                        Net Sales     Net Loss

                           Year ended December 31, 2000
                               Amnis Systems Inc.                   ($  110,923)
                               Optivision, Inc.         $3,574,090  ( 5,308,733)
                           ----------------------------------------------------
                                                        $3,574,090  ($5,419,656)
                           ====================================================

                           Net assets and net income of Optivision, Inc. as of and for the above periods have been restated to conform its accounting principles to that of the Company with respect to the merger. The effect of the restatement is as follows:

                                                            2000
                           Increase net assets.         $  111,685
                           Decrease net loss            $  111,685